Exhibit 99.1

FOR IMMEDIATE RELEASE

Inogen Announces Leadership Change with the

Appointment of Kevin Smith as President and CEO

Seasoned Leader Brings More than Two Decades of Medical Device Experience and Proven

Track Record of Driving Growth and Organizational Transformation

GOLETA, Calif., November 13, 2023 – Inogen, Inc. (NASDAQ: INGN), a medical technology company offering innovative respiratory products for use in the homecare setting, today announced that its Board of Directors has appointed Kevin Smith as Inogen’s President and Chief Executive Officer and a member of the Board of Directors, effective immediately, succeeding Nabil Shabshab.

Mr. Smith brings more than 20 years of commercial leadership experience in the medical device industry, including respiratory care and durable medical equipment businesses, and a history of success in executing value-creating transformations across organizations. He most recently served as Chief Executive Officer at Sirtex Medical Limited, a global manufacturer of interventional treatment solutions, where he successfully implemented a profitable growth strategy, including global expansion, and oversaw the company’s business development strategy. Mr. Smith previously held senior positions at Sensium Healthcare Ltd., Teleflex, Hillrom Holdings and ZOLL Medical Corporation. Throughout his career, he has developed extensive expertise strategically navigating enterprises through market cycles, leading business turnarounds, optimizing business channels, introducing new products, and driving growth and international market expansion.

“Inogen is a global leader in portable oxygen therapy solutions, with a large and growing market, and leading patient-centric product portfolio,” said Elizabeth Mora, Chairperson of the Board. “We believe we have tremendous opportunities to scale our business, drive operational efficiencies and accelerate our growth trajectory, and the Board believes it is the right time for new leadership to improve performance and support Inogen’s next phase of its journey. With deep global medical device experience and a strong track record of successful business transformations, we believe Kevin is the right leader to capitalize on Inogen’s potential. We look forward to benefitting from his expertise as we seek to advance our commercial strategy, win new customers, and drive sustainable, long-term value for our shareholders.”

Mr. Smith said, “I am honored to join Inogen, a company with a strong brand, global reach, and purpose-led vision. I believe Inogen has a solid foundation, with leading products, and significant potential to make innovative respiratory solutions the standard of care to improve patient health. I look forward to working with the Board and entire team to drive growth, innovation, and enhanced performance to create value for patients and our shareholders alike.”

Ms. Mora added, “On behalf of the Board, I want to thank Nabil for his service and contributions to Inogen. Nabil has helped navigate Inogen through headwinds over the past few years, and we wish him well in his future endeavors.”

The Company reaffirms its full year financial guidance previously announced on November 7.

In light of the transition, the Company will no longer attend the Stifel 2023 Healthcare Conference and the Piper Sandler 35th Annual Healthcare Conference taking place later this month.

About Kevin Smith

Mr. Smith joins Inogen from Sirtex Medical Limited, a previously ASX-listed leading manufacturer of interventional treatment solutions, where he most recently served as Chief Executive Officer since 2019. He originally joined Sirtex in 2017 as Executive Vice President, Sales & Marketing for the Americas, and was responsible for transforming the company’s business development approach, implementing impactful commercial strategies for sustained profitable growth, and leading Sirtex’s expansion into Latin America.

From October 2015 to November 2016, Mr. Smith served as Chief Commercial Officer at Sensium Healthcare Ltd., where he was responsible for revising the growth strategy, and eventually arranging a sale of the business to The Surgical Company. Earlier in his career, Mr. Smith held a variety of leadership roles in the global therapeutic and medical device industry, including a seven-year tenure at Teleflex within the cardiac business unit, where he served as Global Vice President of Sales and Marketing, and eventually International Vice President of Sales and Marketing. Key highlights of Mr. Smith’s tenure at Teleflex include leading new product launches, driving sales channel optimization initiatives and implementing strategies to improve gross margins and profitability.

Mr. Smith earned an MBA in global management from the University of Phoenix and holds a Bachelor’s degree in marketing from the University of Kentucky.

About Inogen

Inogen, Inc. (Nasdaq: INGN) is a leading global medical technology company offering innovative respiratory products for use in the homecare setting. Inogen supports patient respiratory care by developing, manufacturing, and marketing innovative best-in-class portable oxygen concentrators used to deliver supplemental long-term oxygen therapy to patients suffering from chronic respiratory conditions. Inogen partners with patients, prescribers, home medical equipment providers, and distributors to make its oxygen therapy products widely available allowing patients the chance to remain ambulatory while managing the impact of their disease.

For more information, please visit www.inogen.com.

Inogen has used, and intends to continue to use, its Investor Relations website, http://investor.inogen.com/, as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. For more information, visit http://investor.inogen.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements with respect to the announced changes to management; statements concerning or implying Inogen’s future financial performance; statements regarding Inogen’s goals and potential, including the potential for Inogen to scale its business, drive operational efficiencies, accelerate its growth, win new customers, and drive long-term value for its shareholders; the ability of management personnel to contribute to the execution of Inogen’s strategic plans and goals; the ability of Inogen to achieve sustainable, long-term growth; and Inogen’s full year financial guidance. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks related to its announced management and organizational changes, and risks arising from the possibility that Inogen will not realize anticipated future financial performance or strategic goals. In addition, Inogen's business is subject to numerous additional risks and uncertainties, including, among others, risks relating to market acceptance of its products; competition; its sales, marketing and distribution capabilities; its planned sales, marketing, and research and development activities; interruptions or delays in the supply of components or materials for, or manufacturing of, its products; seasonal variations; unanticipated increases in costs or expenses; risks associated with international operations; and the possibility that Inogen will not realize anticipated revenue from recent or future technology acquisitions or that expenses and costs related thereto will exceed Inogen’s expectations. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business operating results are contained in its Annual Report on Form 10-K for the period ended December 31, 2022, its Quarterly Report on Form 10-Q for the calendar quarter ended September 30, 2023 and in its other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Investor Contact

ir@inogen.net

Media Contact

Andi Rose / Mahmoud Siddig

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449